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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                             ---------------------------

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported);    February 17, 1999
                                                  -----------------------------


                                Altris Software, Inc.
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                  (Exact name of registrant as specified in charter)


       California;                       0-15935               95-3634089
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(State or other jurisdiction         (Commission file         (IRS employer
    of incorporation)                     number)           identification no.)


9339 Carroll Park Drive, San Diego, California                    92121
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(Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code         (619) 625-3000
                                                      ------------------------


                                    Not applicable
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            (Former name or former address, if changed since last report)

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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

     (a) PREVIOUS INDEPENDENT ACCOUNTANTS

     On February 17, 1999, Altris Software, Inc. dismissed PricewaterhouseCoopers LLP ("PWC") as the principal independent accountants engaged to audit the Company's financial statements. The Audit Committee of the Company's Board of Directors approved the decision to change independent accountants. In connection with its audits for the two most recent fiscal years and through February 17, 1999, there have been no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to PWC's satisfaction would have caused PWC to make reference thereto in PWC's report on the financial statements for such periods.

     As previously disclosed, as a result of the Company's restatement of its financial statements for the year ended December 31, 1996, on March 10, 1998, PWC notified the Company that it was withdrawing its report dated February 25, 1997 on the Company's financial statements for the year ended December 31, 1996. Upon restatement of those financial statements (in order to adjust the timing and amount of revenues recognized, as previously disclosed), on May 12, 1998 PWC issued a new report on the Company's financial statements for the year ended December 31, 1996. PWC noted in this report and in its report, dated May 12, 1998, on the Company's financial statements for the year ended December 31, 1997, that the Company's recurring losses and accumulated deficit raise substantial doubt about its ability to continue as a going concern. PWC's reports on the financial statements for December 31, 1997 and 1996 did not contain an adverse opinion or a disclaimer of opinion and were not otherwise qualified or modified as to audit scope or accounting principles.

     During the two most recent fiscal years and through February 17, 1999, there has been a reportable event. In connection with PWC's audit of the Company's restated financial statements for the year ended December 31, 1996 and its financial statements for the year ended December 31, 1997, PWC reported to the Audit Committee of the Board of Directors, at meetings held in the first half of 1998, the following material weaknesses in the Company's internal controls: (i) lack of sufficient U.S. oversight of the revenue recognition practices of the Company's U.K. subsidiary; (ii) lack of adherence to existing internal controls regarding assessment of credit worthiness and review of contracts for propriety of revenue recognition; and
(iii) lack of an adequate internal control structure at the Company's U.K. subsidiary regarding a system to track performance of services by contract, proof of shipment and sufficient evidence of an agreement. In response to the restatement and the recommendations of PWC, the Company has implemented changes to its internal control procedures and oversight responsibilities.

     A letter from PWC to the Securities and Exchange Commission as to PWC's agreement or disagreement with the disclosure set forth above is attached hereto as Exhibit 99.1.

 (b) NEW INDEPENDENT ACCOUNTANTS

     On February 17, 1999, the Company engaged Grant Thornton LLP, independent public accountants, to audit the Company's financial statements for the year ended December 31, 1998.

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The Company has authorized PWC to respond fully to any inquiries Grant
Thornton LLP may have in order to ensure a smooth transition of the Company's certifying accountants.

ITEM 7.   EXHIBITS.

     (c)  Exhibit:

          99.1 Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated February 18, 1999


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                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 23, 1999

                                   ALTRIS SOFTWARE, INC.


                                   By: /s/ JOHN W. LOW
                                      ----------------
                                      John W. Low
                                      Chief Financial Officer


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